LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2011 OF

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 31, 2011, as supplemented on May 31, 2012 and November 30, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 31, 2011, as supplemented on May 31, 2012, November 28, 2012 and November 30, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective January 1, 2013, the fund will be renamed ClearBridge Aggressive Growth Fund.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective on or about December 5, 2012, the name of the fund’s subadviser will change from ClearBridge Advisors, LLC to ClearBridge Investments, LLC.

Please retain this supplement for future reference.

LMFX015080